Exhibit 12.2

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) AS ADOPTED

UNDER SECTION 302 OF THE SARBANES-OXLEY ACT

I, Alexandre Wagner Malfitani, certify that:

1.	I have reviewed this annual report on Form 20-F of Azul S.A. (the “company”); and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: July 18, 2019

By:	/s/Alexandre Wagner Malfitani

Name:	Alexandre Wagner Malfitani
Title:	Chief Financial Officer